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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 30, 2004


                           BLUE RIVER BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Indiana                     0-24501                  35-2016637
-----------------------------   -------------------------   --------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


         29 East Washington Street
             Shelbyville, Indiana                                46176
     ---------------------------------------                   ---------
    (Address of Principal Executive Offices)                   Zip Code


                                 (317) 398-9721
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

(A)         PREVIOUS INDEPENDENT PUBLIC ACCOUNTANTS

Blue River Bancshares, Inc. (the "Registrant") in a Current Report on Form 8-K, dated April 5, 2004, disclosed that the audit committee of the Board of Directors of the Registrant notified Deloitte & Touche LLP ("Deloitte"), its independent public accountants, that Deloitte would be dismissed effective upon the filing of the Registrant's Form 10-KSB for the year ended December 31, 2003 with the Securities and Exchange Commission.

The Registrant's Form 10-KSB for the year ended December 31, 2003 was filed with the Securities and Exchange Commission on March 30, 2004.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed herewith:

16.1     Letter from Deloitte regarding change in certifying accountant.


                                     * * * *





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BLUE RIVER BANCSHARES, INC.
                                         (Registrant)


Date:  April 14, 2004                    By:  /s/ Lawrence T. Toombs
                                              ---------------------------------
                                              Lawrence T. Toombs, President




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                                INDEX TO EXHIBITS





EXHIBIT NO.                        DESCRIPTION

16.1              Letter from Deloitte regarding change in certifying accountant






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